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Exhibit 10.2

CROCS, INC.
2005 EQUITY INCENTIVE PLAN

Section 1. Purpose; Definitions

        The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock plan providing incentives directly linked to the profitability of the Company's businesses and increases in Company shareholder value.

        For purposes of the Plan, the following terms shall have the respective meanings indicated:

          (a)   "Affiliate" means a corporation or other entity controlled by, controlling or under common control with the Company.

          (b)   "Award" means a Stock Option, Restricted Stock, Performance Unit, or other stock-based award granted pursuant to the terms of the Plan.

          (c)   "Award Agreement" means any written or electronic agreement, contract or other instrument or document evidencing the grant of an Award, which may, but is not required to be, signed by a Participant.

          (d)   "Award Cycle" means a period of consecutive fiscal years or portions thereof designated by the Plan Administrator over which Performance Units are to be earned.

          (e)   "Board" means the Board of Directors of the Company

          (f)    "Cause" means, unless otherwise provided by the Plan Administrator in an Award Agreement, (i) "Cause" as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (B) fraud or dishonesty against the Company or in the course of fulfilling the Participant's employment duties, (C) willful and deliberate failure on the part of the Participant to perform his or her employment or service-provider duties in any material respect, (D) illegal drug use or alcohol abuse on Company premises or at a Company sponsored event, (E) conduct by the Participant which in the good faith and reasonable determination of the Plan Administrator demonstrates gross unfitness to serve, (F) intentional, material violation by the Participant of any contract between the employee and the Company or of any statutory duty of the Participant to the Company, or (G) prior to a Change in Control, such other events as shall be determined by the Plan Administrator. The Plan Administrator shall, unless otherwise provided in an Individual Agreement with the Participant, have the sole discretion to determine whether "Cause" exists, and its determination shall be final. The foregoing definition shall not in any way preclude or restrict the right of the Company to discharge or dismiss the Participant for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Cause.

          (g)   "Change in Control" shall have the meaning set forth in Section 9(b).

          (h)   "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (i)    "Commission" means the Securities and Exchange Commission or any successor agency.

          (j)    "Common Stock" means common stock, no par value, of the Company.

          (k)   "Company" means CROCS, INC., a Colorado corporation.

          (l)    "Covered Employee" means a Participant designated prior to the grant of Restricted Stock or Performance Units by the Plan Administrator who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in such Award is expected to be taxable to such Participant.

          (m)  "Disability" means, unless otherwise provided by the Plan Administrator, (i) "Disability" as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or it does not define "Disability," (y) if applicable, permanent and total disability as determined under any Long Term Disability Plan maintained by the Company and applicable to the Participant, or otherwise (z) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

          (n)   "Effective Date" shall have the meaning set forth in Section 14.

          (o)   "Eligible Individual" mean any director, officer, employee and consultant (including advisors) of the Company or any of its Subsidiaries or Affiliates, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates, whom the Plan Administrator determines to be an Eligible Individual.

          (p)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

          (q)   "Fair Market Value" of a share of Common Stock means, except as otherwise provided by the Plan Administrator, as of any given date, the average of the highest and lowest per-share sales prices for a share of Common Stock during normal business hours on the Nasdaq National Market or the Nasdaq SmallCap Market, as appropriate (or such other national securities market or exchange as may at the time be the principal market for the Common Stock) or, in the absence of such markets, as determined in good faith by the Plan Administrator.

          (r)   "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

          (s)   "Individual Agreement" means an employment, consulting or similar written agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.

          (t)    "NonQualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (u)   "Option Price" shall have the meaning set forth in Section 5(d).

          (v)   "Outside Director" means a director who qualifies as an "independent director" within the meaning of Nasdaq Marketplace Rule 4200(a)(15), as an "outside director" within the meaning of Section 162(m) of the Code, and as a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

          (w)  "Participant" means an Eligible Individual to whom an Award is or has been made in accordance with and pursuant to the Plan or, if applicable, and if permitted in accordance with the terms and provisions of the Plan, such other person who holds outstanding Award.

          (x)   "Performance Goals" means the performance goals established by the Plan Administrator in connection with the grant of an Award. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures with respect to the Company or such subsidiary, division or department of the Company for or within which the Participant performs services: market share; sales; asset quality; non-performing assets; revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; return on operating assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels or cost savings; or improvement in or attainment of working capital levels and (ii) such Performance Goals shall be set by the Plan Administrator within the time period prescribed by Section 162(m) of the Code and related regulations. Such Performance Goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations.

          (y)   "Permitted Transferee" means, in the case of a Participant, (i) such Participant's children or family members, whether directly or indirectly or by means of a trust or partnership or otherwise or (ii) any transferee of all or a portion of such Participant's Award pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended. For purposes of this Plan, unless otherwise determined by the Plan Administrator, "family member" shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act, or any successor thereto.

          (z)   "Performance Units" means an Award granted under Section 7.

          (aa) "Plan" means this CROCS, INC. 2005 Equity Incentive Plan, as set forth herein and as hereinafter amended from time to time.

          (bb) "Plan Administrator" means the Plan Administrator referred to in Section 2(a).

          (cc) "Qualified Performance-Based Award" means an Award of Restricted Stock or Performance Units designated as such by the Plan Administrator at the time of grant, based upon a determination that (i) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock or Performance Units and (ii) the Plan Administrator wishes such Award to qualify for the Section 162(m) Exemption.

          (dd) "Restricted Stock" means an Award granted under Section 6.

          (ee) "Retirement" means retirement from active employment with the Company, a Subsidiary or Affiliate at or after age 65.

          (ff)  "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

          (gg) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

          (hh) "Securities Act" means the Securities Act of 1933, as amended.

          (ii)   "Stock Option" means an Award granted under Section 5.

          (jj)   "Subsidiary" means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

          (kk) "Termination of Employment" means the termination of the Participant's employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. A change in the capacity in which the Participant renders services to the Company or a Subsidiary or Affiliate as a director, officer, employee or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or a Subsidiary or Affiliate, shall not constitute a

  Termination of Employment. For example, a change in status from an employee of the Company to a consultant to a Subsidiary or Affiliate shall not constitute a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate shall be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee of, or service-provider for, the Company or another Subsidiary or Affiliate. The Plan Administrator or the chief executive officer of the Company, in that party's sole discretion, may determine whether a Termination of Employment shall be considered to have occurred (and whether vesting in any outstanding Awards shall continue or be suspended) in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

Section 2. Administration

        (a)   The Plan shall be administered by (i) the Board or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under the Plan (the "Plan Administrator"). If administration is delegated to a committee, the committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the committee is authorized to exercise (and references in the Plan to the Plan Administrator shall thereafter be to the subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish any committee at any time and revest in the Board the administration of the Plan. Any committee under clause (ii) hereof which makes grants to "officers" of the Company (as that term is defined in Rule 16a-1(f) promulgated under the Exchange Act) or which makes Awards that are intended to be Qualified Performance-Based Awards shall be composed solely of two or more Outside Directors. For purposes of the preceding provisions, if one or more members of the committee is not an Outside Director, but recuses himself or herself or abstains from voting with respect to a particular action taken by the committee, then the committee, with respect to the action, will be deemed to consist only of the members of the committee who have not recused themselves or abstained from voting.

        (b)   The Plan Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Participants.

        (c)   Among other things, the Plan Administrator shall have the authority, subject to the terms of the Plan:

          (i)    To select the Participants to whom Awards may from time to time be granted;

          (ii)   To determine whether and to what extent any type of Award is to be granted hereunder;

          (iii)  To determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (iv)  To determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Company or any Subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Plan Administrator shall determine);

          (v)   Subject to the terms of the Plan, including without limitation Section 11, to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Plan Administrator may not adjust upwards the amount payable to a Covered Employee with respect to a Qualified

  Performance-Based Award or waive or alter the Performance Goals associated therewith in a manner that would violate Section 162(m) of the Code;

          (vi)  To determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

          (vii) To effect, at any time and from time to time, with the consent of any adversely affected Participant, (1) the reduction of the exercise price of any outstanding Award under the Plan, (2) the cancellation of any outstanding Award under the Plan and the grant in substitution therefor of (A) a new Award under the Plan with a lower Option Price covering the same or a different number of shares of Common Stock, (B) the right to acquire restricted stock, and/or (C) cash, or (3) any other action that is treated as a "repricing" under generally accepted accounting principles; and

          (viii) To determine under what circumstances an Award may be settled in cash or Common Stock under Section 5(l) and Section 7(b)(iii).

        (d)   The Plan Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan. The Plan Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (e)   The Plan Administrator may act only by a majority of its members then in office. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange on which the Company's shares are traded, the Plan Administrator may (i) allocate all or any portion of its responsibilities and powers to any one or more of its members and (ii) delegate all or any part of its responsibilities and powers to any person or persons selected by it, provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. Any such allocation or delegation may be revoked by the Plan Administrator at any time.

        (f)    Any determination made by the Plan Administrator with respect to any Award shall be made in the sole discretion of the Plan Administrator at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Plan Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, its Affiliates, Subsidiaries, shareholders and Participants.

        (g)   Any authority granted to the Plan Administrator may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Plan Administrator, the Board action shall control.

        (h)   To the maximum extent permitted by law, the Company shall indemnify each member of the Board who acts as a member of the Plan Administrator, as well as any other employee of the Company with duties under the Plan, against expenses and liabilities (including any amount paid in settlement) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under the Plan, unless the losses are due to the individual's gross negligence or lack of good faith. The Company will have the right to select counsel and to control the prosecution or defense of the suit. In the event that more than one person who is entitled to indemnification is subject to the same claim, all such persons shall be represented by a single counsel, unless such counsel advises the Company in writing that he or she cannot represent all such persons under applicable rules of professional responsibility. The Company will not be required to indemnify any person for any amount incurred through any settlement unless the Company consents in writing to the settlement.

Section 3. Common Stock Subject to Plan

        (a)   The maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 25,000. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares. The maximum number of shares of Common Stock that may be issued pursuant to Stock Options intended to be Incentive Stock Options shall be 25,000 shares.

        (b)   For purposes of this Section 3, if an Award entitles the holder thereof to receive or purchase shares, the number of shares of Common Stock covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of shares available for granting Awards under the Plan. If any Award is forfeited, or if any Stock Option terminates, expires or lapses without being exercised, shares of Common Stock subject to such Awards shall again be available for distribution in connection with Awards under the Plan. If the Option Price of any Stock Option is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock delivered to the Participant net of the shares of Common Stock delivered to the Company or attested to shall be deemed delivered for purposes of determining the maximum numbers of shares of Common Stock available for delivery under the Plan. To the extent any shares of Common Stock subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. If any shares of Common Stock issued to a Participant pursuant to an Award are forfeited back to or repurchased by the Company because of or in connection with the failure to meet a contingency or condition required to vest such shares in the Participant, the shares of Common Stock forfeited or repurchased under such Award shall revert to and again become available for issuance under the Plan.

        (c)   In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Plan Administrator or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and other Awards to be granted to any Participant, in the number, kind and Option Price of shares subject to outstanding Stock Options, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, an amount in cash therefor); provided, however, that the number of shares subject to any Award shall always be a whole number.

        (d)   No fractional shares may be issued under the Plan. Cash shall be paid in lieu of any fractional share in settlement of an Award.

Section 4. Eligibility

        Awards may be granted under the Plan to Eligible Individuals; provided, however, that a consultant shall not be eligible for the grant of an Award of a Stock Option or Restricted Stock if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such consultant because of the nature of the services that the consultant is providing to the Company, because the consultant is not a natural person, or because of any other rule governing the use of Form S-8, unless the Plan Administrator determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

Section 5. Stock Options

        (a)   Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and NonQualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Plan Administrator may from time to time approve.

        (b)   The Plan Administrator shall have the authority to grant any Participant Incentive Stock Options, NonQualified Stock Options or both types of Stock Options; provided, however, that grants hereunder are subject to the limits on grants set forth in Section 3. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a NonQualified Stock Option.

        (c)   Stock Options shall be evidenced by Award Agreements, the terms and provisions of which may differ. An Award Agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a NonQualified Stock Option. The grant of a Stock Option shall occur on the date the Plan Administrator by resolution selects a Participant to receive a grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such Participant and specifies the terms and provisions of the Stock Option. The Company shall notify a Participant of any grant of a Stock Option, and such Award shall be confirmed by, and subject to the terms of, an Award Agreement.

        (d)   Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Plan Administrator shall deem desirable:

            (i)  Option Price. The Plan Administrator shall determine the option price per share of Common Stock purchasable under a Stock Option (the "Option Price"). The Option Price per share of Common Stock subject to a Stock Option shall not be less than the Fair Market Value of the Common Stock subject to such Stock Option on the date of grant.

           (ii)  Option Term. The term of each Stock Option shall be fixed by the Plan Administrator, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

          (iii)  Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Plan Administrator. If the Plan Administrator provides that any Stock Option is subject to vesting conditions, restrictions or limitations and therefore exercisable only in installments, the Plan Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Plan Administrator may determine. An Award Agreement may, but need not, include a provision whereby the Participant may elect at any time before the Participant's Termination of Employment to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Plan Administrator determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Stock Option unless the Plan Administrator otherwise specifically provides in the Stock Option.

          (iv)  Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the Option Price by certified or bank check or such other instrument as the Company may accept. If approved by the Plan Administrator, payment, in full or in part, may also be made in the form of unrestricted Common Stock (by delivery of such shares or by attestation) already owned by the Participant of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, that such already owned shares have been held by the Participant for at least six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) at the time of exercise or had been purchased on the open market; and provided, further, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. If approved by the Plan Administrator, to the extent permitted by applicable law, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. No shares of Common Stock shall be delivered until full payment therefor has been made. Except as otherwise provided in this Section 5 below, a Participant shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and, if requested by the Company, has given the representation described in Section 12(f).

           (v)  Special Rules Applicable to Incentive Stock Options. Notwithstanding the foregoing, the following terms shall be applicable to all Incentive Stock Options.

            (A)  Incentive Stock Options may only be granted to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code).

            (B)  The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any employee under the Plan (or any other option plan of the Company or any subsidiaries or parent corporation) may for the first time become exercisable as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent an employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such options are granted. Any Stock Options or portions thereof that exceed such limit shall be treated as NonQualified Stock Options, notwithstanding any other provision of an Award Agreement, but only to the extent of such excess.

            (C)  If any employee to whom an Incentive Stock Option is granted is the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any subsidiary or parent corporation (within the meaning of Section 424(f) of the Code)), then the option term shall not exceed five (5) years measured from the option grant date and the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of Common Stock on the option grant date.

            (D)  If an Incentive Stock Option is exercised after the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

        (e)   Nontransferability of Stock Options. No Stock Option shall be transferable by the Participant other than (i) by will or by the laws of descent and distribution or any other testamentary distribution; or (ii) in the case of a NonQualified Stock Option, unless otherwise determined by the Plan Administrator, to a Permitted Transferee. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such option is transferred pursuant to this paragraph, it being understood that the term "holder" and "Participant" include such guardian, legal representative and other transferee; provided, however, that Termination of Employment shall continue to refer to the Termination of Employment of the original Participant and provided further that any Award held by transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer to the transferee. Notwithstanding the foregoing, a Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of death of the Participant, shall thereafter be entitled to exercise the Participant's Stock Options.

        (f)    Termination by Death. Unless otherwise determined by the Plan Administrator at the time of grant, if a Participant incurs a Termination of Employment by reason of death, any Stock Option held by such Participant may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Plan Administrator may determine, until the expiration of the stated term of such Stock Option.

        (g)   Termination by Reason of Disability. Unless otherwise determined by the Plan Administrator at the time of grant or, if a longer period of exercise is desired, thereafter, if a Participant incurs a Termination of Employment by reason of Disability, any Stock Option held by such Participant (or the appointed fiduciary of such Participant) may thereafter be exercised by the Participant (or the appointed fiduciary of such Participant), to the extent it was exercisable at the time of termination, or on such accelerated basis as the Plan Administrator may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Participant dies within such period, any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Stock Option.

        (h)   Termination by Reason of Retirement. Unless otherwise determined by the Plan Administrator at the time of grant or, if a longer period of exercise is desired, thereafter, if a Participant incurs a Termination of Employment by reason of Retirement, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Plan Administrator may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Participant dies within such period any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for until the expiration of the stated term of such Stock Option.

        (i)    Other Termination. Unless otherwise determined by the Plan Administrator at the time of grant or, if a longer period of exercise is desired, thereafter: (A) if a Participant incurs a Termination of Employment for Cause, all Stock Options held by such Participant shall thereupon terminate; and (B) if a Participant incurs a Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Stock Option held by such Participant, to extent it was then exercisable at the time of termination, or on such accelerated basis as the Plan Administrator may determine, may be exercised for a period of three months from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Participant dies within such three-month period, any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Stock Option.

        (j)    Extension of Termination Date. An Award Agreement may also provide that if the exercise of any Stock Option following the termination of the Participant's Termination of Employment (other than upon the Participant's death) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Stock Option held by such Participant may be exercised, in lieu of the periods specified in Section 5(f) through 5(i), during the three (3) month period after the Participant's Termination of Employment in which the exercise of the Stock Option would not be in violation of such registration requirements or until the expiration of the stated term of such Stock Option, whichever period is shorter.

        (k)   Change of Control Termination. A Stock Option held by any Participant whose has not suffered a Termination of Employment prior to the effective time of a Change in Control may be subject to additional acceleration of vesting and exercisability upon or after such event as may be provided in the Award Agreement for such Stock Option or as may be provided in any other written agreement between the Company or any Subsidiary or Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

        (l)    Cashing Out of Stock Option. On receipt of written notice of exercise, the Plan Administrator may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the Option Price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

Section 6. Restricted Stock

        (a)   Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Plan Administrator shall determine the Participants to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 6(c).

        (b)   Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Plan Administrator may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of CROCS, INC. 2005 Equity Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of CROCS, INC."

The Plan Administrator may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        (c)   Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

            (i)  The Plan Administrator may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Plan Administrator does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Plan Administrator may also condition the grant or vesting thereof upon the continued service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Plan Administrator may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals have been satisfied.

           (ii)  Subject to the provisions of the Plan and the Award Agreement referred to in Section 6(c)(vi), during the period, if any, set by the Plan Administrator, commencing with the date of such Award for which such Participant's continued service is required (the "Restriction Period"), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable Performance Goals (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that, to the extent permitted by applicable law, the foregoing shall not prevent a Participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the Option Price for Stock Options.

          (iii)  Except as provided in this paragraph (iii) and Section 6(c)(i) and 7(c)(ii) and the Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Plan Administrator in the applicable Award Agreement and subject to Section 15(h) of the Plan, (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals, and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals.

          (iv)  Except to the extent otherwise provided in the applicable Award Agreement or Section 6(c)(i), 7(c)(ii), 7(c)(v) or 11(a), upon a Participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the Participant; provided, however, that the Plan Administrator shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a Participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the Participant's employment is terminated by reason of death or Disability by the Company without Cause) with respect to any or all of such Participant's shares of Restricted Stock.

           (v)  If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the Participant upon surrender of the legended certificates.

          (vi)  Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

Section 7. Performance Units

        (a)   Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Plan Administrator shall determine the Participants to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any Participant), the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 7(b).

        (b)   Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:

            (i)  The Plan Administrator may, prior to or at the time of the grant, designate Performance Units as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the attainment of Performance Goals. If the Plan Administrator does not designate Performance Units as Qualified Performance-Based Awards, it may also condition the settlement thereof upon the attainment of Performance Goals. Regardless of whether Performance Units are Qualified Performance-Based Awards, the Plan Administrator may also condition the settlement thereof upon the continued service of the Participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the Award Agreement referred to in Section 7(b)(iv), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. No more than 25,000 shares of Common Stock may be subject to Qualified Performance Based Awards granted to any Eligible Individual in any fiscal year of the Company.

           (ii)  Except to the extent otherwise provided in the applicable Award Agreement or Section 7(b)(ii) or Section 9(a), upon a Participant's Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, all rights to receive cash or stock in settlement of the Performance Units shall be forfeited by the Participant; provided, however, that the Plan Administrator shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Units that are Qualified Performance-Based Awards, satisfaction of the applicable Performance Goals unless the Participant's employment is terminated by reason of death or Disability by the Company without Cause) with respect to any or all of such Participant's Performance Units.

          (iii)  At the expiration of the Award Cycle, the Plan Administrator shall evaluate the Company's performance in light of any Performance Goals for such Award, and shall determine the number of Performance Units granted to the Participant which have been earned, and the Plan

  Administrator shall then cause to be delivered (A) a number of shares of Common Stock equal to the number of Performance Units determined by the Plan Administrator to have been earned, or (B) cash equal to the Fair Market Value of such number of shares of Common Stock to the Participant, as the Plan Administrator shall elect.

          (iv)  Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

Section 8. Other Stock-Based Awards

        Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) dividend equivalents and convertible debentures, may be granted either alone or in conjunction with other Awards granted under the Plan.

Section 9. Change in Control Provisions

        (a)   Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Plan Administrator in any Award Agreement, in the event of a Change in Control:

            (i)  Any Stock Options outstanding as of the date of such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested.

           (ii)  The restrictions applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested.

          (iii)  All Performance Awards shall be considered to be earned and payable in full, and any restriction shall lapse and such Performance Awards shall be settled in cash or Shares, as determined by the Plan Administrator, as promptly as is practicable.

          (iv)  All restrictions on other Awards shall lapse and such Awards shall become free of all restrictions and become fully vested.

        (b)   Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

            (i)  An acquisition by any individual, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 33 1/3% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, (4) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 9(b), or (5) any Change in Control triggered solely because the percentage of Outstanding Company Common Stock or Outstanding Company Voting Securities held by any Person (the "Subject Person") exceeds the designated percentage threshold thereof as a result of a repurchase or other acquisition of securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur; or

           (ii)  A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 9(b)(ii), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

          (iii)  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 33 1/3% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (iv)  The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur.

        The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

        Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an Award Agreement between the Company or any Subsidiary and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an Award Agreement, the foregoing definition shall apply).

Section 10. Forfeiture of Awards

        Notwithstanding anything in the Plan to the contrary, the Plan Administrator shall have the authority under the Plan to provide in any Award Agreement that in the event of serious misconduct by a Participant (including, without limitation, any misconduct prejudicial to or in conflict with the Company or its Subsidiaries or Affiliates, or any Termination of Employment for Cause), or any activity of a Participant in competition with the business of the Company or any Subsidiary or Affiliate, any outstanding Award granted to such Participant shall be cancelled, in whole or in part, whether or not vested or deferred. The determination of whether a Participant has engaged in a serious breach of conduct or any activity in competition with the business of the Company or any Subsidiary or Affiliate shall be determined by the Plan Administrator in good faith and in its sole discretion.

Section 11. Term, Amendment and Termination

        The Plan will terminate on the tenth anniversary of the Effective Date. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

        The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, Restricted Stock Award, Performance Unit Award or other Award theretofore granted without the Participant's or recipient's consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by applicable law or stock exchange rules.

        The Plan Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.

        Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

Section 12. Unfunded Status of Plan

        It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Plan Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Plan Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

Section 13. General Provisions

        (a)   Availability of Shares. During the terms of any Awards under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

        (b)   Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

            (i)  Listing or approval for listing upon notice of issuance, of such shares on NASDAQ, or such other securities exchange as may at the time be the principal market for the Common Stock;

           (ii)  Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Plan Administrator shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

          (iii)  Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Plan Administrator shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

        (c)   Investment Assurances. The Company may require a Participant, as a condition of acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (d)   Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Individuals. The Company intends that all Stock Options granted under the Plan to individuals who are or who the Plan Administrator believes will be Covered Employees will constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

        (e)   No Limit of Other Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

        (f)    No Contract of Employment. The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

        (g)   Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, that not more than the legally required minimum withholding may be settled with Common Stock. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Plan Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

        (h)   Dividends. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

        (i)    Death Beneficiary. The Plan Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid or by whom any rights of the Participant, after the Participant's death, may be exercised.

        (j)    Subsidiary Employees. In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Plan Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Plan Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Plan Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled should revert to the Company.

        (k)   Use of Proceeds From Stock. Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

        (l)    Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

        (m)  Nontransferability. Except as otherwise provided hereunder or by the Plan Administrator, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

        (n)   Application to Participants Outside of the United States. In the event an Award is granted to Participant who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Plan Administrator may, in its sole discretion, modify the provisions of the Plan as they pertain to such individual to comply with applicable foreign law.

Section 14. Effective Date of Plan

        The Plan shall be effective as of the date that it is approved by the shareholders of the Company (the "Effective Date").

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  Exhibit 10.2
CROCS, INC. 2005 EQUITY INCENTIVE PLAN